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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): SEPTEMBER 29, 1997




                              DATAWORKS CORPORATION
             (Exact name of registrant as specified in its charter)



                                   CALIFORNIA
                 (State or other jurisdiction of incorporation)



      0-26814                                                         33-0209937
(Commission File No.)                          (IRS Employer Identification No.)

                      5910 PACIFIC CENTER BLVD., SUITE 300
                           SAN DIEGO, CALIFORNIA 92121
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (619) 546-9600



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     THIS CURRENT REPORT ON FORM 8-K CONTAINS FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES, INCLUDING RISKS THAT THE INTEGRATION OF THE OPERATIONS, TECHNOLOGIES, PRODUCTS AND EMPLOYEES OF DATAWORKS CORPORATION, A CALIFORNIA CORPORATION ("DATAWORKS" OR THE "REGISTRANT"), AND INTERACTIVE GROUP, INC., A DELAWARE CORPORATION ("INTERACTIVE"), MIGHT NOT OCCUR AS ANTICIPATED; THAT THE SYNERGIES EXPECTED TO RESULT FROM THE MERGER DESCRIBED BELOW MIGHT NOT OCCUR AS ANTICIPATED; AND THAT MANAGEMENT'S ATTENTION MIGHT BE DIVERTED FROM DAY-TO-DAY BUSINESS ACTIVITIES. ACTUAL RESULTS AND DEVELOPMENTS MAY DIFFER MATERIALLY FROM THOSE DESCRIBED IN THIS CURRENT REPORT. FOR MORE INFORMATION ABOUT DATAWORKS AND RISKS RELATING TO INVESTING IN DATAWORKS, REFER TO DATAWORKS' MOST RECENT REPORTS ON FORM 10-K AND FORM 10-Q, AND THE RECENT REGISTRATION STATEMENT ON FORM S-4 RELATED TO THE MERGER DESCRIBED BELOW, AS FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

     On September 29, 1997, DataWorks Acquisition Sub, Inc. ("DataWorks Sub"), which was a Delaware corporation and a wholly owned subsidiary of DataWorks, was merged with and into Interactive, pursuant to an Agreement and Plan of Merger and Reorganization, dated July 31, 1997, among DataWorks, DataWorks Sub and Interactive (the "Merger Agreement").

     The merger of DataWorks Sub with and into Interactive (the "Merger") became effective at the time of the filing of a Certificate of Merger with the Delaware Secretary of State on September 29, 1997 (the "Effective Time"). At the Effective Time: (i) DataWorks Sub ceased to exist; (ii) Interactive, as the surviving corporation in the Merger, became a wholly owned subsidiary of DataWorks; and (iii) subject to the provisions of the Merger Agreement relating to the payment of cash in lieu of fractional shares, each share of Interactive Common Stock, $.001 par value ("Interactive Common Stock"), outstanding immediately prior to the Effective Time (except for any such shares held by Interactive as treasury stock and any such shares held by DataWorks or any subsidiary of DataWorks or Interactive, which shares, if any, were canceled) was converted into the right to receive 0.8054 of a share (the "Exchange Ratio") of Common Stock, no par value, of DataWorks ("DataWorks Common Stock").



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     In addition, pursuant to the Merger Agreement, at the Effective Time, all outstanding options and the outstanding warrant to acquire Interactive Common Stock were converted into and became equivalent options and an equivalent warrant for DataWorks Common Stock. By virtue of the assumption by DataWorks of such Interactive stock options and the warrant, from and after the Effective
Time: (i) each Interactive stock option and warrant assumed by DataWorks may be exercised solely for DataWorks Common Stock; (ii) the number of shares of DataWorks Common Stock subject to each such Interactive stock option and warrant is equal to the number of shares of Interactive Common Stock subject to such Interactive stock option or warrant immediately prior to the Effective Time multiplied by the Exchange Ratio, rounded down to the nearest whole share; and
(iii) the per share exercise price under each such Interactive stock option and warrant was adjusted by dividing the per share purchase price under such Interactive stock option or warrant by the Exchange Ratio and rounding up to the nearest cent.

     The former holders of Interactive are receiving approximately 3,700,000 shares of DataWorks Common Stock pursuant to the Merger, which represents approximately 26.8% of the shares of DataWorks Common Stock outstanding immediately after consummation of the Merger. Cash payments will be made for fractional shares resulting from the conversion. DataWorks will use its current cash resources to fund the payments for fractional shares. In addition, approximately 526,000 shares of DataWorks Common Stock may be issued in connection with the exercise of the Interactive stock options and the Interactive warrant assumed by DataWorks.

     Robert C. Vernon, the former Chairman of the Board and Chief Executive Officer of Interactive, a former stockholder of Interactive and the President, International Operations of DataWorks as of the Effective Time, will receive 848,426 shares of DataWorks Common Stock and $1.30 in lieu of fractional shares in exchange for his Interactive Common Stock in the Merger; and Mark Hellinger, the former President and Chief Operating Officer--North American Operations and a former director of Interactive, a former stockholder of Interactive and the President, Mid-Tier Division of DataWorks as of the Effective Time, will receive 269,626 shares of DataWorks Common Stock and $17.95 in lieu of fractional shares in exchange for his Interactive Common Stock in the Merger.

     Upon consummation of the Merger, DataWorks anticipates incurring a pre-tax charge of approximately $14.0 million to reflect direct transaction costs. This amount is a preliminary estimate, and there can be no assurance that DataWorks will not incur additional charges to reflect costs associated with the Merger.

     The Merger is intended to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and is to



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be accounted for by DataWorks as a pooling of interests for financial reporting purposes.

     Interactive develops, markets, implements and supports integrated business information systems that enable discrete manufacturers to manage their enterprise-wide information requirements. A copy of the press release announcing the consummation of the Merger is attached hereto as Exhibit 99.1.



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (A)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

          (i) Financial Statements of Interactive at December 31, 1996 and 1995, and for each of the years in the three-year period ended December 31, 1996, with an audit report by Ernst & Young LLP, are incorporated by reference to pages F-2 through F-17 of Registrant's Registration Statement on Form S-4 (No. 333-33451), as amended (the "Registration Statement").

          (ii) Unaudited interim financial statements of Interactive at June 30, 1997 and for the six-month periods ended June 30, 1997 and 1996 are incorporated by reference to pages F-18 through F-22 of the Registration Statement.

     (B)  PRO FORMA FINANCIAL INFORMATION.

          The pro forma financial information at June 30, 1997, for each of the years in the three-year period ended December 31, 1996 and for the six-month periods ended June 30, 1997 and 1996 is incorporated by reference to the Unaudited Pro Forma Combined Condensed Financial Information at pages 63 through 66 of the Registration Statement.

     (C)  EXHIBITS.

          2.1 Agreement and Plan of Merger and Reorganization dated July 31, 1997 among the Registrant, DataWorks Acquisition Sub, Inc. and Interactive Group, Inc.*

          23.1 Consent of Ernst & Young LLP, Independent Auditors.

          23.2 Consent of Romito, Tomasetti & Associates, P.C., Independent Auditors.

          99.1 Press release, dated September 29, 1997.

* Incorporated by reference to Interactive Group, Inc.'s Current Report on Form 8-K dated August 11, 1997.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DATAWORKS CORPORATION




Dated:  October 9, 1997                By: /s/ NORMAN R. FARQUHAR
                                          --------------------------------
                                          Norman R. Farquhar
                                          Executive Vice President, Chief
                                          Financial Officer and Director



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                                INDEX TO EXHIBITS

          2.1 Agreement and Plan of Merger and Reorganization dated July 31, 1997 among the Registrant, DataWorks Acquisition Sub, Inc. and Interactive Group, Inc.*

          23.1 Consent of Ernst & Young LLP, Independent Auditors.

          23.2 Consent of Romito, Tomasetti & Associates, P.C., Independent Auditors.

          99.1 Press release, dated September 29, 1997.

* Incorporated by reference to Interactive Group, Inc.'s Current Report on Form 8-K dated August 11, 1997.



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